UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): September 7, 2005


                                                             IRS Employer
Commission      Registrant; State of Incorporation;          Identification
File Number     Address; and Telephone Number                Number
-----------     -----------------------------------------    -------------------

1-13739         UNISOURCE ENERGY CORPORATION                 86-0786732
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY                86-0062700
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.
-------------------------

On September 7, 2005, Tucson Electric Power Company's (TEP) 380 megawatt Springerville Generating Station Unit 2 (Springerville Unit 2) returned to full service. Springerville Unit 2 was taken out of service on August 11, 2005 due to a control system malfunction and subsequent mechanical problem with the turbine. TEP replaced one row of turbine blades that were damaged and made other minor repairs. The repair costs are expected to be less than $1 million.

TEP estimates that its utility gross margin (the sum of retail and wholesale electric revenues less fuel and purchased power expense) will be reduced by approximately $14 million due to lost wholesale sales opportunities and additional fuel and replacement power expenses. TEP's retail rates are currently capped therefore none of the replacement power costs can be passed through to retail customers.

Item 7.01 - Regulation FD Disclosure.
-------------------------------------

As a result of the Springerville Unit 2 outage, UniSource Energy Corporation (UniSource Energy) is modifying its estimate of 2005 full-year earnings to be between $1.30 and $1.60 per basic share.

Numerous factors can affect UniSource Energy's ability to reach the 2005 estimates. The factors include, but are not limited to: uncertainties prevailing in the wholesale power market; regulatory decisions; performance of TEP's generating plants; the weather; the pace and strength of the economic recovery in the region; fuel and purchased power expense; changes to long-term contracts; changes in asset depreciable lives; changes in accounting standards; the amount of operating losses incurred by Millennium and losses from the disposition of Millennium assets.

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








Date: September 8, 2005                   UNISOURCE ENERGY CORPORATION
                                      ------------------------------------
                                                 (Registrant)


                                              /s/ Kevin P. Larson
                                      ------------------------------------
                                           Vice President and Principal
                                              Financial Officer


Date: September 8, 2005                   TUCSON ELECTRIC POWER COMPANY
                                      ------------------------------------
                                                 (Registrant)


                                              /s/ Kevin P. Larson
                                       ------------------------------------
                                            Vice President and Principal
                                              Financial Officer